SUPPLEMENT TO

CALVERT VP SRI BALANCED PORTFOLIO

Calvert VP SRI Balanced Portfolio Summary Prospectus
(Class F)
dated October 18, 2013

Date of Supplement: November 26, 2013

The Calvert Variable Series, Inc. Board approved a reduction in the Portfolio’s investment advisory fee. Effective December 1, 2013, under the Portfolio’s Investment Advisory Agreement, the Advisor will receive an annual fee, payable monthly, as follows: 0.41% of the first $500 million of the Portfolio’s average daily net assets, 0.36% of the next $500 million of such assets, and 0.325% of all assets above $1 billion.

Accordingly, effective December 1, 2013, the “Annual Fund Operating Expenses” table contained under “Fees and Expenses of the Portfolio” on page 1 of the Summary Prospectus is deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a %
of the value of your investment)
Class F
Management fees	0.69%
Distribution and service (12b-1) fees	0.25%
Other expenses[1]	0.20%
Total annual fund operating expenses	1.14%

[1] Based on estimated amounts for the current fiscal year.

In addition, effective December 1, 2013, the table contained under “Fees and Expenses of the Portfolio – Example” on page 1 of the Summary Prospectus is deleted and replaced with the following:

1 Year	3 Years	5 Years	10 Years
116	362	628	1,386